Exhibit 99.3

All-Employee Email (Bard)

SUBJECT: BD to Acquire C. R. Bard, Inc.

Today, BD has announced its intention to acquire C. R. Bard, Inc., which will join two of the most established and respected healthcare organizations in the world into a customer-centric provider of complete healthcare solutions.

As you know, Bard has been experiencing strong growth in recent years as we have strategically invested in products that address the unmet needs of our customers and their patients, and our high-performing team has effectively executed this strategy around the world. The success of our products—and our people—made Bard an attractive partner for BD.

BD, like Bard, has been a pioneer in the healthcare industry for more than a century, and the two organizations share many of the same cultural attributes and values. While we were not actively looking for an opportunity to sell the company, BD executives made a compelling proposal that rewards the accomplishments of our global team while maintaining the legacy we have built. They view us as a growth platform that they intend to invest in to assure a continued flow of new products and healthy growth rates. We believe that Bard’s businesses, buoyed by your commitment to quality, integrity, service and innovation, will continue to thrive within BD.

We understand that this news will come as a surprise, and that you will have many questions about what this transaction means for you, for your colleagues and for your business unit. We are committed to transparency throughout this process, and will be hosting a series of Town Hall meetings over the next 24 hours to keep you as informed as possible. Watch your email for further details.

In addition, we have launched an integration website, which will be updated with important information as information becomes available.

Please note, completion of the deal is subject to customary closing conditions, including regulatory approvals. BD and Bard are targeting a closing date in the fourth quarter of 2017. Over the next several months, we will work closely with our partners at BD to ensure a smooth transition. Prior to the closing, all parties will continue to operate independently as they do today as required by law and in an effort to minimize any disruption for our customers and employees.

We are confident that this historic combination of two long-term leaders in healthcare represents an outstanding opportunity to continue our mission to advance lives and the delivery of health care while enhancing the growth of our business over the long term.

Timothy M. Ring	John H. Weiland
Chairman and CEO	Vice Chairman, President and COO

FORWARD-LOOKING STATEMENTS

The information presented herein contains estimates and other forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “outlook” and similar words, phrases or expressions are intended to identify such forward-looking statements, but other statements that are not historical facts may also be considered forward-looking statements. These forward-looking statements include statements about the benefits of the merger, including anticipated future financial and operating results, synergies, accretion and growth rates, BD’s, Bard’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure of the closing conditions to be satisfied, or any unexpected delay in closing the proposed merger, including the failure to obtain the necessary approval by Bard shareholders and the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings related to the proposed merger; risks relating to the integration of BD’s and Bard’s businesses, operations, products and employees, including the risk that this integration will be materially delayed or will be more costly or difficult than expected; the risk that the integration of the cost savings and any synergies from the merger may not be realized or take longer than anticipated to be realized; the risk of higher than anticipated costs, fees, expenses and charges in relation to the proposed merger; access to available financing on a timely basis and reasonable terms; reputational risk and the reaction of BD’s and Bard’s employees, customers, suppliers or other business partners to the proposed merger, including a risk of loss of key senior management or other associates; developments, sales efforts, income tax matters, the outcomes of contingencies such as legal proceedings, and other economic, business, competitive and regulatory factors; as well as other risks, uncertainties and factors discussed in BD’s and Bard’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), available free of charge at the SEC’s website at www.sec.gov. BD and Bard do not intend, and disclaim any obligation, to update or revise any forward-looking statements contained in this communication to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, BD will file a registration statement on Form S-4 with the SEC that will include a proxy statement of Bard that also constitutes a prospectus of BD. BD and Bard also plan to file other documents in connection with the proposed transaction with the SEC. INVESTORS AND SHAREHOLDERS OF BARD ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BD, BARD, THE PROPOSED TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by BD or Bard with the SEC will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the documents filed with the SEC by BD at BD’s website at www.bd.com, in the “Investors” section by clicking the “Investors” link or by contacting BD Investor Relations at Monique_Dolecki@bd.com or calling 201-847-5378, and will be able to obtain free copies of the documents filed with the SEC by Bard at Bard’s website at www.crbard.com, in the “Investors” section by clicking the “Investors” link or by contacting Bard Investor Relations at Todd.Garner@crbard.com or calling 908-277-8065.

PARTICIPANTS IN THE SOLICITATION

BD, Bard, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Bard’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bard shareholders in connection with the proposed merger, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about BD’s directors and executive officers is available in BD’s proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on December 15, 2016, and other documents subsequently filed by BD with the SEC. Information about Bard’s directors and executive officers is available in Bard’s proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 15, 2017, and other documents subsequently filed by Bard with the SEC.